Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1 CONTRACT ID CODE	PAGE OF PAGES
					1	6
2. AMENDMENT/MODIFICATION NO. P00008		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT 200 INDEPENDENCE AVE, S.W. Washington DC 20201
8, NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.

T2 BIOSYSTEMS, INC. 1512719 Attn: ALEC BARCLAY T2 BIOSYSTEMS, INC. 101 HARTWELL AVE LEXINGTON MA 02421				9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00053
CODE 1512719	FACILITY CODE			10B. DATED (SEE ITEM 13) 09/30/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                  ☐ is extended      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR Part 43.103(a) - Bilateral Modification
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:     20-4827488

DUNS Number:    803126320

UEI: QVYNQM9WLJG3

The purpose of this modification is to extend the period of performance for Option 2B, CLIN 0004 from 04/01/2022- 07/31/2022 to 04/01/2022- 09/16/2022. See Summary of Changes.

Period of Performance: 04/01/2022 to 09/16/2022

Change Item 9 to read as follows (amount shown is the obligated amount):

9 Option TWO B (2B) Period:	0.00

UPDATED AS OF SEPT. 30, 2021

Continued ...

Except as provided herein, all terms and conditions of the document reference in Item 9 A or 10A, as heretofore changed remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Alec Barclay	Chief Operations Officer	RICHARD A. HALL
15B. CONTRACTOR/OFFEROR	15C. DATE SINGED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Alec Barclay		/s/ Richard A. Hall – S.	Date: 2022.07.26
(Signature of person authorized to sign)	07/26/2022	(Signature of Contracting Officer)	17:16:43 -04’00’

Previous edition unusable		STANDARD FORM 30 (REN 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 7 5A50119C00053/P00008	PAGE OF
		2	6

NAME OF OFFEROR OR CONTRACTOR T2 BIOSYSTEMS, INC. 1512719

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process. Initiate T2Resistance Panel verification and clinical Validation studies Amount: $4,389,160.00(Option Line Item)

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Contract No. 75A50119C00053 Modification No. P00008	Continuation Sheet Block 14	Page 3 of 6

**Yellow Highlights denotes applicable changes

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

SECTION B- SUPPLIES OR SERVICES AND PRICES/COSTS,

ARTICLE B.3 OPTION PERIODS - the table included in this Article is hereby modified to reflect the following:

B.3. COST REIMBURSEMENT OPTIONS

I.

The contract includes optional, cost reimbursement CLINs 0002 through 0007. The Government may exercise Option Periods in accordance with FAR 52.217-9 Option to Extend the Term of the Contract (March 2000), as set forth in Section I of the contract.

II.

The contract includes optional services, cost reimbursement CLIN 0008. The Government may exercise Option Services in accordance with FAR 52.217-8 Option to Extend Services, as set forth in Section I of the contract.

III.

Unless the government exercises its option pursuant to the option clause contained in ARTICLE 1.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTION C and F, for the price set forth in ARTICLE B.2 of the contract.

IV.	The Government may modify the contract unilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with FAR 52.217-9.
V.

If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent as referenced in the clause. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

Contract No. 75A50119C00053 Modification No. P00008	Continuation Sheet Block 14	Page 4 of 6

Option	CLIN	Period of Performance	Supplies/Services	BARDA Estimated Not to Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
1	0002	09/14/2020 - 10/15/2021	Option 1 Period: Optimize the T2 Biothreat Panel to meetrequirements on the T2Dx device. Design, build, and optimizeT2Nxt subsystems, and integrate those subsystems into a working device. Optimize the T2AMR Panel to detect targets	$10,495,783	$3,925,669	$14,421,452
2A	0003	09/30/2021 - 03/31/2022	Option 2A Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process. Initiate T2Resistance Panel verification and clinical validation studies	$6,357,371	$2,087,418	$8,444,789
2B	0004	04/01/2022- 09/16/2022	Option 2B Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process. Acquire and establish requirements for T2Biothreat Panel on T2Nxt.	$4,389,160	$2,960,502	$7,349,662
3	0005	[***]- [***]	Option 3 Period: [***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No. 75A50119C00053 Modification No. P00008	Continuation Sheet Block 14	Page 5 of 6

4	0006	[***]- [***]	Option 4 Period: [***]	$[***]	$[***]	$[***]
5	0007	[***]- [***]	Option 5 Period: [***]	$[***]	$[***]	$[***]
6	0008	08/01/2024- 03/25/2025	Option 6 Period: [***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No. 75A50119C00053 Modification No. P00008	Continuation Sheet Block 14	Page 6 of 6

Optional Services	0009	[***]- [***]	Option 7 Period: [***]	$[***]	$[***]	$[***]
		TOTALS	Only option years	$[***]	$[***]	$[***]
		TOTALS	Base+ options	$68,950,964	$[***]	$[***]

End of Changes for Modification P0008.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.